Exhibit 99.4
AMENDMENT NO. 1
TO
AMENDED AND RESTATED
DECLARATION OF TRUST OF
LNB TRUST II
Dated as of August 4, 2010
Amendment to Amended and Restated
Declaration of Trust, dated as of May 9, 2007

     AMENDMENT NO. 1, dated as of August 4, 2010 (the “Amendment”), to the Amended and Restated Declaration of Trust of LNB Trust II (the “Trust”), dated as of May 9, 2007 (as amended, the “Declaration”), by and among the Administrators (as defined therein), Wells Fargo Delaware Trust Company, (as predecessor-in-interest to Wells Fargo Delaware Trust Company, National Association, the “Delaware Trustee”), Wells Fargo Bank, National Association, as Institutional Trustee (the “Institutional Trustee”), LNB Bancorp, Inc., an Ohio corporation, as Sponsor (the “Sponsor”), and the holders from time to time of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Capitalized terms used but not defined herein shall have the meanings ascribed thereto under the Declaration.
     WHEREAS, pursuant to Section 11.1(g) of the Declaration, the Holder of a Majority in liquidation amount of the Common Securities and the Institutional Trustee may enter into a written instrument in order to amend the Declaration;
     WHEREAS, the Holder of a Majority in liquidation amount of the Common Securities desires to enter into this Amendment to amend certain provisions of the Declaration as provided herein (collectively, the “Declaration Amendments”);
     WHEREAS, the Declaration Amendments contained herein do not have a material adverse effect on the rights, preferences or privileges of the Holders of the Capital Securities;
     WHEREAS, the Holder of a Majority in liquidation amount of the Common Securities has duly authorized the execution and delivery of this Amendment, subject to the terms and conditions described herein; and
     WHEREAS, the Holder of a Majority in liquidation amount of the Common Securities has requested that the Institutional Trustee execute and deliver this Amendment, and all requirements necessary to make this Amendment a valid and legally binding instrument in accordance with its terms and the terms of the Declaration have been duly satisfied and authorized in all respects.
     NOW, THEREFORE, the Holder of a Majority in liquidation amount of the Common Securities and the Institutional Trustee covenant and agree as follows:
ARTICLE I
Amendments to the Declaration
     1. Section 1.1 of the Declaration shall be amended to add the following new definitions:
“Exchange” has the meaning set forth in Section 5.2(a).
“Like Amount” means, with respect to an Exchange pursuant to Section 5.2, Debentures having an aggregate principal amount equal to the Liquidation Amount of the Capital Securities exchanged therefor.

“Liquidation Amount” means, with respect to Capital Securities or Common Securities, the liquidation amount per Capital Security or Common Security, respectively, as set forth in Annex I hereto.
“Sponsor Affiliated Holder” has the meaning set forth in Section 5.2(a).
     2. Section 2.8(c)(ii) shall be amended and restated in its entirety so that, as amended and restated, it shall read as follows:
(ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature and to effect the Exchange of Capital Securities and Common Securities for Debentures to the extent a Sponsor Affiliated Holder elects to effect such Exchange pursuant to Section 5.2 hereof; and
     3. Article V of the Declaration shall be entitled “Distributions; Exchanges” and it shall amended by adding the following as Section 5.2:
     SECTION 5.2 Exchanges.
(a) If at any time the Sponsor or any of its Affiliates (in any such case, a “Sponsor Affiliated Holder”) is the Owner or Holder of any Capital Securities, such Sponsor Affiliated Holder shall have the right to deliver to the Institutional Trustee all or such portion of its Capital Securities as it elects and, subject to the terms of the Indenture, receive, in exchange therefor, a Like Amount of Debentures (such an exchange being referred to herein as an “Exchange”). Such election (i) shall be exercisable by such Sponsor Affiliated Holder, and shall be effective, on any Business Day, provided that such Business Day is not a record date relating to a Distribution or any date falling between a record date and a Distribution Payment Date on which the related Distribution is payable, by such Sponsor Affiliated Holder delivering to the Institutional Trustee (A) a written notice of such election specifying the Liquidation Amount of Capital Securities with respect to which such election is being made and the date on which such Exchange shall occur, which date shall be not less than three (3) Business Days after the date of receipt by the Institutional Trustee of such election notice and (B) at least three (3) Business Days prior to the date on which such Exchange is to occur, the registration instructions and the documentation, if any, required pursuant to the Indenture to enable the Indenture Trustee to issue the requested Like Amount of Debentures, and (ii) shall be conditioned upon such Sponsor Affiliated Holder having delivered or caused to be delivered to the Institutional Trustee or its designee the Capital Securities that are the subject of such election by 10:00 a.m. New York time, on the date on which such Exchange is to occur. After the Exchange, such Capital Securities shall be cancelled and will no longer be deemed to be outstanding and all rights of the Sponsor Affiliated Holder with respect to such Capital Securities will cease. So long as such Capital Securities are Book-Entry Capital Securities, the delivery and the cancellation of such Capital Securities pursuant to this Section 5.2 shall be made in accordance with the customary procedures for the Depositary for the Capital Securities.

(b) In the case of an Exchange described in Section 5.2(a), the Institutional Trustee on behalf of the Trust will, on the date of such Exchange, exchange Debentures having a principal amount equal to a proportional amount of the aggregate Liquidation Amount of the outstanding Common Securities, based on the ratio of the aggregate Liquidation Amount of the Capital Securities exchanged pursuant to Section 5.2(a) divided by the aggregate Liquidation Amount of the Capital Securities outstanding immediately prior to such Exchange, for such proportional amount of Common Securities held by the Sponsor (which contemporaneously shall be canceled and no longer be deemed to be outstanding); provided, that the Sponsor delivers or causes to be delivered to the Institutional Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 a.m. New York time, on the date on which such Exchange is to occur.
     4. Section 7.1(a) of the Declaration shall be amended by inserting the following subsection as a new subsection (viii):
(viii) subject to obtaining any required regulatory approval, upon the Exchange of all of the then-outstanding Capital Securities pursuant to Section 5.2;
ARTICLE II
Miscellaneous
     1. The Declaration Amendments in this Amendment shall be effective as to, and binding upon the Holders of, all Securities outstanding as of the date hereof, as well as any and all Securities hereafter issued.
     2. Except as hereby expressly modified, the Declaration is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall take effect on the date hereof.
     3. Upon the effective date of this Amendment, entries in the Declaration’s table of contents and cross-references to provisions in the Declaration that have been amended as a result of the Declaration Amendments shall be deemed amended.
     4. If any provision of this Amendment, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Amendment, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.
     5. This Amendment may contain more than one counterpart of the signature page and this Amendment may be executed by the affixing of the signature of each party hereto to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.
     6. This Amendment and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights, obligations and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware.
     7. Each party hereto (a) irrevocably submits to the exclusive jurisdiction of any federal or state court sitting in Wilmington, Delaware in respect of any action or proceeding arising out of or related to in any manner whatsoever this Amendment, (b) expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waives any objection such party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens, (c) hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to it at its notice address as provided in Section 13.1 of the Declaration and that service so made shall be deemed completed upon the earlier of such party’s actual receipt thereof or three (3) days after deposit in the United States mails, proper postage prepaid.
     8. Headings contained in this Amendment are inserted for convenience of reference only and do not affect the interpretation of this Amendment or any provision hereof.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Institutional Trustee
By:	/s/ Scott A. Huff
	Name:	Scott A. Huff
	Title:	Vice President

LNB BANCORP, INC., as Sponsor and Holder of the Common Securities
By:	/s/ Daniel E. Klimas
	Name:	Daniel E. Klimas
	Title:	President and Chief Executive Officer

By:	/s/ Daniel E. Klimas
Administrator

By:	/s/ Gary J. Elek
Administrator

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